Exhibit 99.2

THE FUTURE OF TRAVEL, NOW COM P ANY OVE R VIEW November 2022

© 2022 All Rights Reserved | 2 Safe Harbor Statement (Under the Private Securities Litigation Reform Act of 1995 ) This presentation contains “forward - looking statements” within the meaning of federal securities law . Forward - looking statements can be identified by words such as : “believe,” “can”, “"may,” “expects,” “intends,” “potential,” “plans,” “will” and similar references to future periods . Examples of forward - looking statements include, among others, statements we make regarding future growth, performance, business prospects and opportunities, future plans and intentions or other future events are forward looking statements . Such forward - looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward - looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Mondee Holdings, Inc . (the “Company”) and its management, are inherently uncertain . The Company cautions you that these forward - looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the ability to implement business plans, forecasts, and other expectations after the recently completed business combination between ITHAX Acquisition Corp . and Mondee Holdings II, Inc . , the outcome of any legal proceedings that may be instituted against the Company or others and any definitive agreements with respect thereto, the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, the ability to meet Nasdaq’s listing standards, and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in the Company’s registration statement in the Company’s Current Report on Form 8 - K filed with the SEC on July 20 , 2022 , the registration statement on Form S - 1 declared effective by the SEC on October 12 , 2022 , and in the Company’s subsequent filings with the SEC . There may be additional risks that the Company does not presently know of or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statement to reflect events or circumstances after the date on which such statement is being made, or to reflect the occurrence of unanticipated events .

3 Next - Gen Travel - Tech Platform ● Enhanced modern marketplace, with fintech, ancillaries and conversational commerce ● Expanded global content hub with hotels, vacation rentals and ancillary solutions ● TripPlanet platform grew transactions more than 3x since January and 46% in Q3 over Q2 2022 ● Approximately $6 million of annual savings unlocked through platform deployments Capitalized on Market Recovery ● Agile platform and marketing strategies to expand market share in Europe and India ● Tailwinds, such as strong US dollar, offset potential recessionary headwinds ● Potential for permanent increase in travel demand due to flexibility afforded by work from home Mondee’s third quarter 2022 accomplishments in key areas were marked by … Delivered Strong Results, Despite Seasonally Slow Quarter # ● Gross revenue of $600 million was up 172% year - over - year ● Net revenue of $39.5 million was up 73% year - over - year ● Adjusted EBITDA* was $3.7 million, an improvement of $3.8 million from 3Q21 Strengthened Capital Structure to Fuel Accretive M&A Strategy ● Debuted on The Nasdaq Global Market on July 19, 2022 ● Raised an additional $85 million of preferred equity to support M&A strategies ● Purchased 12 million public warrants, limiting potential common - equity dilution ● Fortified balance sheet, exited the quarter with $114 million cash # Results are preliminary and subject to final review by Mondee’s auditors. *Please refer to the Appendix of this presentation for non - GAAP reconciliation tables. © 2022 All Rights Reserved | Chairman’s Message Prasad Gundumogula Chairman, Chief Executive Officer, and Founder

Our Business

High-growth, travel technology company and marketplace, with globally recognized brands in leisure and corporate travel sectors

#1 Market Share of North America Wholesale Airfare

80% of business is North America international Leisure Travel


9:41
Flights
Hotels
Cars
Round Trip
One Way
Multi City
Flight Details
Origin
Destination
Depart | Return
Wed, Sep 21, 2022
Sat, Oct 01, 2022
1 Traveler, Economy
Search

Global Content Hub

500+ airlines

1M+ hotels, vacation rentals, rental cars

Broad Distribution

50K B2B customers

125M+ Closed user group member access

Next-Gen Tech Platform**

$3B+ marketplace

Fin-tech and **Ancillaries**

~50M daily searches and **>5.4M** tickets

The Modern Marketplace for all Travel Content and Experiences in the Global Gig Economy

*2022 guidance midpoint, see disclosures for non-GAAP reconciliations
**2019 platform metrics

MONDEE

Nasdaq: **MOND**
2022

70% Net Revenue Growth Rate*

12% Adjusted EBITDA Margin*

MAJORITY Insider Ownership Aligning Management with Investors


HQ
Austin, TX
USA
~1,000
Employees
Globally

© 2022 All Rights Reserved | 4

Capital Structure Improvements Raised $85M of Preferred Equity Growth Capital announced on 9/29/22 Enables Mondee to execute aggressive M&A strategy Cash on Balance Sheet to Support Organic Growth Plans Working Capital and FinTech optimization Purchased 12M Public Warrants via Tender Offer Process announced on 10/21/22 Use of proceeds Limits potential dilution and simplifies capital structure Focuses long - term investors attention on the common equity 100% of public warrants retired Creates value for common shareholders © 2022 All Rights Reserved | 5

Mondee Modern Marketplace

MONDEE

CONTENT

- Air
- Hotels and Vacation Rentals
- Ancillaries
- Cars
- Packages
- Cruises
- Theme Parks, Activities & Events
- User Generated Content

DISTRIBUTION

Leisure Platform

TripPro

- Gig Economy Workers
- Influencers, Cohorts
- Home-Based Agents

Closed-User Group Platform

TripPlanet

- Self Serviced Travel
- Cost-Sensitive Return-to-Travel
- Member Based Travel

Retail Platform

Falcon

- Curated, Personalized Content
- Omini Channel Shopping
- Subscription Services

TECH PLATFORM

- Omni-Channel Booking Platform
- Conversational Commerce
- Global Content Hub
- Fin-Tech
- Mar-Tech
- CRM
- CMS
- BI, Data Analytics & Dashboards

SERVICE HUB

- Crowd Source Service Hub
- Local Experts - Content Curation
- Gig Economy

© 2022 All Rights Reserved | 6

Travel Industry Update North America domestic air ~91%* recovered to 2019 levels, international ~67%* Leisure and personal travel mostly recovered in North America, business travel ramping up but trend is volatile Strong U.S. Dollar driving higher U.S. outbound leisure travel Work from home trend providing people with more travel flexibility, fueling a permanent increase in travel demand Inflation and fuel cost driving increases in pricing and recession fears impacting operating costs and business demand in the short to medium term Generational purchasing power and influence shift presents short - term challenge and medium - long term upside While Japan, Taiwan, and Hong Kong have loosened travel restrictions, China still mostly closed Mondee is well - positioned in the current macro environment with 80% North America outbound international travel, mostly leisure. © 2022 All Rights Reserved | 7 *OAG.com 2022 vs 2019 cumulative international scheduled air seats vs 2019 as of 10.25.22

Capitalizing on Travel Recovery and New Market Channels



Africa
Asia
Central and South America
Europe
Indian Subcontinent
Middle East
North America
South Pacific
0%
10%
20%
30%
3Q22
2Q22
3Q19

- Agile repositioning to fastest recovering international regions
- Poised to benefit from Asia recovery in the fourth quarter and into 2023

and

- Expansion of access to over 125 million closed-user group members
- Over 3X increase in daily tickets for TripPlanet since January 2022 and 46% in Q3 over Q2 2022#

drove

~3x	~2x	~2x
year-over-year improvement in gross revenue	net revenue	increase in transactions

#Results are preliminary and subject to final review by Mondee's auditors.
*Source: internal Mondee analysis of Transactions

© 2022 All Rights Reserved
| 8

© 2022 All Rights Reserved | 9 Financial Results # Results are preliminary and subject to final review by Mondee’s auditors. *Please refer to the Appendix of this presentation for non - GAAP reconciliation tables. Gross Revenue $600M +172% YoY +73% YoY Net Revenue $39.5M Adjusted EBITDA* $4M Up from $(0.1) in 3Q21 Adjusted EPS* $(0.06) +$0.01 YoY 3Q22 # Year - to - Date 2022 (through September) # Gross Revenue $1,710M +183% YoY +100% YoY Net Revenue $120M Adjusted EBITDA* $10M Up from $(4)M YTD2021 Adjusted EPS* $(0.15) +$0.09 YoY

© 2022 All Rights Reserved | 10 2022 Financial Outlook – Raising Net Revenue 2022 Guidance Net Revenue increased to be in the range of $155 million to $160 million , representing YoY growth of 70%, measured at the midpoint. Adjusted EBITDA is projected to be in the range of $15 million to $22 million , Representing YoY growth of 436% and a margin of 12%, measured at the midpoint.

FULL INVESTOR PRESENTATION INVESTOR BRIEFING MARCH 2022

MONDEE

Our Business

High-growth, travel technology company and marketplace, with globally recognized brands in leisure and corporate travel sectors

#1 Market Share of North America Wholesale Airfare

80% of business is North America international Leisure Travel


9:41
Flights
Hotels
Cars
Round Trip
One Way
Multi City
Origin
Destination
Wed, Sep 21, 2022
Sat, Oct 01, 2022
1 Traveler, Economy
Search

Global Content Hub

500+ airlines

1M+ hotels, vacation rentals, rental cars

Broad Distribution

50K B2B customers

125M+ Closed user group member access

Next-Gen Tech Platform**

$3B+ marketplace

Fin-tech and **Ancillaries**

~50M daily searches and **>5.4M** tickets

The Modern Marketplace for All Travel Content and Experiences in the Global Gig Economy

*2022 guidance midpoint, see disclosures for non-GAAP reconciliations
**2019 platform metrics

***Nasdaq:* MOND**
2022

70% Net Revenue Growth Rate*

12% Adjusted EBITDA Margin*

MAJORITY Insider Ownership Aligning Management with Investors


HQ
Austin, TX
USA
~1,000
Employees
Globally

© 2022 All Rights Reserved | 12

Our Story

Mondee is well positioned to become a leading provider of complete travel content and experiences to closed groups globally, capitalizing on its leading market share of North American international outbound air travel.



2022 net revenue guidance is ~170% of reported 2019 net revenues
International air travel market only at 67% of its pre-pandemic peak
TRIPPRO
tripplanet
Nasdaq:
MOND
FOUNDATIONAL ACQUISITIONS
LAUNCHED MODERN TECH PLATFORM
EXPANSION ACQUISITIONS
LAUNCHED OPEN USER GROUP BRAND
PUBLICLY LISTED ON NASDAQ
CONTENT: AIR
HOTELS & CAR RENTAL
CRUISES & THEME PARKS
DISTRIBUTION: TRAVEL AGENTS
INFLUENCERS
GIG ECONOMY
SMBs & MEMBER ORGANIZATIONS
GEOGRAPHIES: NORTH AMERICA OUTBOUND INTERNATIONAL
2011-2014
2015-2018
2019
2020
2021
2022
ALL TRAVEL CONTENT
CLOSED GROUPS
GLOBAL
TRANSFORMATION

*OAG.com 2022 vs 2019 cumulative international scheduled air seats vs 2019 as of 10.25.22

© 2022 All Rights Reserved | 13

Proven C-Suite Aligned to Execute the Vision

Mondee is led by a team of seasoned entrepreneurs and executives, who – together – have 100+ years of combined experience in the travel industry



Prasad Gundumogula
Chairman, Chief Executive Officer, and Founder

Serial entrepreneur. Founder of Metaminds, ExploreTrip, LogixCube, POD Technologies with successful exits



Orestes Fintiklis
Vice Chairman and Chief Corporate Strategy and Business Development Officer

Founder and Managing Director of Ithaca Capital, Former CEO of ITHAX Acquisition Corp.



Jim Dullum
COO

Experienced travel and technology executive and entrepreneur. Former EDS (an HP company), BTI Americas, Citicorp



Dan Figenshu
CFO

Experienced CFO and entrepreneur. Former Rocketrip, Mic, The Blaze



Venkat Pasupuleti
CTO

Experienced CTO and entrepreneur, Former Avesta, Zoom Interview, Eze Technologies



Yuvraj Datta
CCO

Experienced travel executive focused on supplier and revenue management, Former Skylink



Michalis Tsakos
President - Wholesale

Entrepreneur, founded and grew CTS into the largest, fastest growing consolidator in North America



Michael Thomas
President - Retail

Serial entrepreneur, founded LBF Travel and sold other companies to Amadeus and Travelport

© 2022 All Rights Reserved | 14

Prasad Gundumogula Chairman, Chief Executive Officer, and Founder Asi Ginio Co - Founder, Former CPO, COO, CEO, Tourico Holidays Inc. Noor Sweid Founder, General Partner, Global Ventures Pradeep Udhas Co - Founder, Senior Advisor, KPMG India Roopa Purushothaman Chief Economist, Head of Policy Advocacy, Tata Sons Private Limited Mona Aboelnaga Kanaan Managing Partner, K6 Investments LLC Orestes Fintiklis Vice Chairman and Chief Corporate Strategy and Business Development Officer © 2022 All Rights Reserved | 15 Board of Directors with Diverse Experience Mondee’s Board of Directors with diverse and extensive experiences in public companies.

Disrupting the $2T global travel market

MONDEE

Mondee's Gross Revenue TAM is primarily the $1T Assisted/Affiliated Travel Market, which is larger and growing faster



Global travel market, 2019
Bookings = $1.9T*
Self Service
• Good GUIs
• Retail Prices
• Low Tech
• No Touch
Metasearch
trivago
KAYAK
Airline, Hotel, Car Rental Sites
Marriott
DELTA
OTA
Expedia
Booking.com
$0.9T
47% Mix
7% CAGR
$1.0T
53% Mix
11% CAGR
Travel Agencies
Clubs & Closed User Groups
Gig Economy Workers
SMBs & Businesses
Travel Management Companies (TMCs)
Assisted/Affiliated
• Poor GUIs
• Legacy
• Low Tech
• High-Touch Service
~50/50 business / leisure Mix
~50/50 domestic / international Mix
Many users transact on both sides

Sources: PhocusWright, IBIS

© 2022 All Rights Reserved | 16

© 2022 All Rights Reserved | 17 48 54 75 93 69 93 158 77 2015 2016 2017 2018 2019 2021 2022F founded Launch 25 1 40% Organic CAGR 62% CAGR, incl. M&A Market share 2 (%) 1.9 2.2 2.4 3.5 2.4x Market share growth 4.6 2020 2019 $70b NA wholesale Airfare market 2011 Net Revenue ($Millions) Pre - Pandemic Record of Rapid Growth and Market Share Expansion Mondee is building on a track record of exponential profitable growth, disruptive market penetration and delivering on key operating metrics since launching its initial modern operating system . Sources: Mondee financials, PhocusWright 1 In conjunction with the launch of TripPro, Prasad Gundumogula led a management buyout of the business and became CEO 2 Market share defined as Mondee’s gross revenue as a proportion of gross revenues generated from B2B airfares for the North American market • $3B Gross Sales through the Marketplace • 40% & 62% Organic & Inorganic CAGR’s, 2015 - 2019 • 2019: $171m Organic + Inorganic Revenues • 2019: $40m Adjusted EBITDA • 50M Daily Searches, 5.4M air transactions • 23% Adjusted EBITDA Margin 2019 • Hotel, Car, Cruise, Ancillary Expansion Acquisitions Organic Growth 170

Overcoming Challenges – Mondee's Modern Travel Marketplace Platform

MONDEE

Mondee's platform connects travel suppliers with consumers and their businesses

Suppliers

- Airlines
- Hoteliers
- Wholesalers
- Ancillary providers

Legacy Distribution Technology Platforms



Travel Agent

1. Incomplete content (e.g., no low-cost carriers, no alternative accommodations)
2. Text-based; not extendable to mobile
3. Lack of modern messaging capabilities
4. Credit-card focused for payments
5. Inability to link search results and marketing messaging

Mondee's Platform



1. Comprehensive global content
2. Modern user experience, extendable to mobile
3. Full suite of communication tools – integrated phone, email, SMS, and chat
4. Fintech platform, tailored to the travel market
5. Multi-channel marketing platform

Consumers

- Travel Agents
- Corporations
- SMB's & Nonprofits
- Consumers (subscription members)

Mondee helps suppliers optimize inventory and utilize excess capacity

Mondee helps customers modernize technology, gain access to broader content and narrowcast their distribution

© 2022 All Rights Reserved | 18

Compelling Economic Model with Diversified Revenue Streams

Take-rate improvements driven by newer revenue streams and content



Take Rate
LT Target*
10%+
2022E*
~7.0%
2019
5.4%
2017
4.2%
Arline Transaction Mix
~50%
~80%
~95%
100%
Net Revenue Mix
Consumer Economics
Markup
Supplier Economics
Commissions
GDS/NDC
Diversified Revenues
Fin-Tech
Ancillaries
Subscriptions

*2022 internal estimates. Note that the 2022^E Supplier Economics mix is suppressed due to 2021 and early 2022 COVID-related travel restrictions as they are paid quarterly/annually in arrears.
Source: internal Mondee analysis

© 2022 All Rights Reserved | 19

The Gig traveler is setting the pace for change in the travel industry

MONDEE



Gig Traveler
Shifting Influence Levels
Traveler Generation
Boomers
Gen X
Millennials
Gen Z
Needs & Requirements
Aggregated Content
Pricing/Fare Transparency
Accessibility to inventory
Price Sensitive
Search-based Content
Self-Service
"Bleisure"
Groups
Personalization
Online Support
Experiential Content
Real-Time, Always On
FOMO
Curated Content
Multi-Tasker/Role Functionality
Intermediaries & Distribution
Travel Affiliates
Travel Agents
Gig Economy Workers
Influencers, Cohorts
Home-Based Agents
SMBs, Corporate
Managed Travel
Self Serviced Travel
Cost-Sensitive Return-to-Travel
Member-Based Travel
Solutions: Products & Services
Personal Computing
Web
Electronic Payment
Online
Cloud
Privacy
Mobile
AI & Machine Learning
Conversational Commerce
Social Commerce
Timeline
Pre 2000s
2010s
2020s
2025s…

Mondee's technology has continuously delivered the platforms to meet the evolving traveler needs.

© 2022 All Rights Reserved | 20

New 3D marketplace with an Uber-like Technology Platform

MONDEE

Multi-dimension differentiators backed by our technology platform, positioning Mondee to be a crowd-sourced marketplace

MONDEE Marketplace

TRIPPRO | tripplanet | Rocketrip | unpub

Differentiated Content

- Activities
- Cruises
- Car
- Hotel
- Air

- User Generated
- Crowd-Sourced Content
- Exclusive Content
- Public Content

Crowd-Sourced Services, Curation

- Service Through Crowd-Sourced Gig Workers
- Curated Content & Personalized Experiences
- Gig Workers are Contributors

Channels & Networks

- Closed User Groups, Gig Networks, SMBs, etc.
- Consumers & Travelers
- Micro Networks & Consumer Personas

MONDEE Technology Platform

- Conversational Commerce
- FinTech
- Self Enrollment & Service
- MarTech

© 2022 All Rights Reserved | 21

Proven Ability to Execute On Synergistic Acquisitions

MONDEE

Mondee has been successful in executing and maximizing the value of acquisitions, regardless of market conditions

Legend: Content (red), Technology (blue), Distribution (yellow)

FOUNDATIONAL ACQUISITIONS (2011 – 2012)

1. **Skylink** (Content) – Largest N. American consolidator serving the Indian subcontinent
2. **Exploretrip** (Technology) – Retail flight business and technology platform
3. **cFares** (Technology) – Metasearch engine
4. **C&H** (Content) – Largest N. American consolidator serving Asia
5. **TransAm** (Content) – Largest N. American wholesaler serving South America and the South Pacific
6. **Hariworld** (Content) – Consolidator focused on the Middle East and Southeast Asia
7. **Aavan Vacations** (Content) – Tour company with extensive content

2013-2018

EXPANSION ACQUISITIONS (2019 – 2020)

1. **LBF Travel** (Distribution) – Retail travel company with extensive call center operations
2. **Hotelwiz** (Content) – Hotel content hub
3. **Bookingwiz** (Technology) – Marketing and ad platform for travel
4. **Avia Travel** (Distribution) – Travel club platform
5. **Cosmopolitan Travel Services** (Content) – Largest and fastest growing N. American wholesaler
6. **Leto Travel** (Content) – Canadian consolidator
7. **Rocketrip** (Distribution) – Corporate travel incentives platform

© 2022 All Rights Reserved | 22

Implementing M&A Growth Strategy Distribution Content Technolo g y # Target Companies 1 Hotels 2 Air, Hotel 3 Package 5 Cruise 6 Seven Other Companies (Air, Hotel, Package, Tour, Corporate) We believe that our post - business combination capital structure and public - market listing positions Mondee well to rapidly build on our accretive M&A platform. Robust Pipeline of Current Opportunities Upside Opportunity $225M Net Revenue $45M Adjusted EBITDA © 2022 All Rights Reserved | 23 *Source: internal Mondee analysis

1Q22A 2Q22A 3Q22A # 2022E Net Revenue Actual # $37.7M $42.7M $39.5M MOND Guidance $155 - 160M YOY Growth 179% 81% 73% 70% Adjusted EPS Actual # $(0.05) $(0.03) $(0.06) Actual # $2.2M $4.4M $3.7 MOND Guidance $15 - 22M Margin 6.4% 10.5% 9.4% 12% Adjusted EBITDA Cash Flow from Operations Actual # $3.4M MOND Guidance $(3.3)M $(0.8) “ Posi t i v e” Wall Street Estimates & Stock Performance *Market Data source: FactSet | 2022E growth and margin are measured at the midpoint of guidance # Results are preliminary and subject to final review by Mondee’s auditors. Select Capital Structure Data Select Market Data YTD Price Range $6.74 - 16.98 Enterprise Value Market Capitalization $93 0 M $824M Average Daily Volume ~32K Public Float ~10% Insider Ownership ~50% Cash Preferred Stock Common Shares Out. $114M $85M 82.3M Debt $135M Private Warrants 1.6M Diluted Shares Out. 83.9M © 2022 All Rights Reserved | 24

© 2022 All Rights Reserved | 25 In millions 2019PF 2020PF 2021E 2021A 2022* Lo ng - T e rm Target Transactions 3,422 1,015 1,320 Take Rate 5.4% 15.3% 9.1% 9.8% ~7% Double - digit Gross Revenue $3,135.0 $450.4 $71 9 .2 $951.5 Net Revenue $170.9 $68.8 $65.2 $93.2 $155 - 160 YoY Growth – total 128% (60%) (5%) 35% 70%* 30%+ YOY Growth – organic 24% (29%) (5%) 35% 72%* 20%+ Sales & Marketing as % of Net Revenue 62% 82% 52% 60% Adjusted EBITDA $39.9 $(18.8) $1.2 $(1.4) $15 - 22 % Margin 23% (27.3%) 2% (2%) 12%* 30%+ Long - Term Model *Midpoint of 2022 guidance

Average EV/Revenue 3.0x 7.4x 3.5x 3.4x 4.8x 5.0x 3.9x 2.0x 1.8x 1.7x 1.2x EV/EBITDA 13.3x 22.8x 20.5x 31.4x 24.9x 12.8x 12.0x 8.1x 8.2x 13.4x 5.3x Revenue Growth 51% 15% 51% 43% 36.% 23% 13% 16% 33% 27% 11% EBITDA Margin 22% 33% 17% 11% 20% 39% 32% 24% 22% 12% 22% Revenue Growth + EBITDA Margin 73% 48% 68% 53% 56% 62% 45% 40% 54% 40% 33% 2023 Valuation Metrics Despite a higher profitable - growth profile, Mondee trades at almost 50% discount to the high - growth TravelTech average High - Growth TravelTech Lower - Growth Incumbents © 2022 All Rights Reserved | 26 *Numbers and multiples are rounded and are based on actual share price as of 10/28/22 and FactSet calendar 2024 Street mean as of 10/28/22

Average EV/Revenue 2.2x 6.3x 2.8x 2.7x 3.9x 4.5x 3.5x 1.7x 1.6x 1.5x 1.1x EV/EBITDA 9.8x 18.1x 13.4x 22.1x 17.9x 11.2x 10.4x 6.7x 6.6x 7.9x 4.7x Revenue Growth 34% 18% 27% 25% 23% 12% 11% 12% 11% 13% 9% EBITDA Margin 23% 35% 21% 12% 23% 40% 34% 26% 24% 19% 23% Revenue Growth + EBITDA Margin 57% 53% 48% 37% 46% 52% 45% 38% 35% 31% 32% 2024 Valuation Metrics Despite a higher profitable - growth profile, Mondee trades at almost 50% discount to the high - growth TravelTech average High - Growth TravelTech Lower - Growth Incumbents © 2022 All Rights Reserved | 27 *Numbers and multiples are rounded and are based on actual share price as of 10/28/22 and FactSet calendar 2024 Street mean as of 10/28/22

Investment Highlights Disrupting $1T Market Profitable Growth Successful M&A Track Record Next - Gen Travel Tech Platform Significant Barriers to Entry Proven Leadership Team © 2022 All Rights Reserved | 28

APPENDIX INVESTOR BRIEFING MARCH 2022

Expanding Technology, Content, Distribution

MONDEE

Capitalizing on proven success with next-gen travel tech platform in discounted airline tickets for travel agents by adding new travel-content areas and engaging with new closed-group categories.

		Global Content Hub	Mondee's Next-Gen Travel Tech Platform	Travel Marketplace for Gig	Mondee Brand
Near-Term Vision	Market Opportunity	Cruises Tours Concerts Other activities	Super App Conversational Commerce	Consumer Subscription Gig workers Influencers	Rocketrip unpub
	Gaining Share	Hotels Car rentals Theme Parks	Fin-tech Mar-tech Ancillaries	CUGs SMBs Enterprises	tripplanet
2022	Leading Player	Air (~5% market share) Limited Hotel & Car	Omni-channel Marketplace	Travel Affiliates, Advisors Agents (~50,000 travel intermediaries)	TRIPPRO

© 2022 All Rights Reserved | 30

Launch date 2015 2013 (acquired in 2020) June 2021 August 2021 Target segment • Travel agents • TMCs • Large corporations • SMBs • Nonprofits • Membership organizations • Subscribers, including consumer members Description Platform for travel search, booking, and more Incentive platform that reduces corporate travel spending Discount online booking site, with enhanced service Discount online subscription - based booking Customer base 50,000+ agents 50+ corporations 125M+ members Soft launch/testing © 2022 All Rights Reserved | 31 Industry Leading Products Tailored for the Gig Economy Travel Market Mondee’s products now serve a variety of different customer segments across the B2B travel landscape

Non - GAAP Measurements © 2022 All Rights Reserved | 32 In addition to disclosing financial measures prepared in accordance with U . S . generally accepted accounting principles (GAAP), this presentation and the accompanying tables include adjusted EBITDA non - GAAP net income, and non - GAAP EPS . These non - GAAP financial measures are not calculated in accordance with GAAP as they have been adjusted to exclude the effects of stock - based compensation expenses, provision for income taxes, and the impacts of depreciation and amortization . We define Adjusted EBITDA as net loss before depreciation and amortization, provision for income taxes, interest expense (net), other income net, stock - based compensation, and gain on forgiveness of PPP loans . Non - GAAP net income (loss) is defined as net loss before the impacts of amortization of intangibles, provision for income taxes, stock - based compensation, and one time items . Non - GAAP net income (loss) per share is defined as non - GAAP net income (loss) on a per share basis . See "Reconciliation of GAAP to Non - GAAP Financial Measures" for a discussion of the applicable weighted - average shares outstanding . We believe these non - GAAP financial measures provide investors and other users of our financial information consistency and comparability with our past financial performance and facilitate period - to - period comparisons of our results of operations . With respect to adjusted EBITDA and non - GAAP net loss/ income, we believe these non - GAAP financial measures are useful in evaluating our profitability relative to the amount of revenue generated, excluding the impact of stock - based compensation expense and other one - time expenses . We also believe non - GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as these metrics eliminate the effects of stock - based compensation, which may vary for reasons unrelated to overall operating performance . We use these non - GAAP financial measures in conjunction with traditional GAAP measures as part of our overall assesSMBnt of our performance, including the preparation of our annual operating budget and quarterly forecasts, and to evaluate the effectiveness of our business strategies . Our definition may differ from the definitions used by other companies and therefore comparability may be limited . In addition, other companies may not publish this or similar metrics . Thus, our non - GAAP financial measures should be considered in addition to, not as a substitute for, nor superior to or in isolation from, measures prepared in accordance with GAAP . These non - GAAP financial measures may be limited in their usefulness because they do not present the full economic effect of our use of stock - based compensation . We compensate for these limitations by providing investors and other users of our financial information a reconciliation of the non - GAAP financial measure to the most closely related GAAP financial measures . However, we have not reconciled the non - GAAP guidance measures disclosed under "Financial Outlook" to their corresponding GAAP measures because certain reconciling items such as stock - based compensation and the corresponding provision for income taxes depend on factors such as the stock price at the time of award of future grants and thus cannot be reasonably predicted . Accordingly, reconciliations to the non - GAAP guidance measures is not available without unreasonable effort . We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view non - GAAP net loss/ income and non - GAAP net loss/ income per share in conjunction with net loss and net loss per share .

© 2022 All Rights Reserved | 33 Non - GAAP Reconciliations ADJUSTED EBITDA RECONCILIATION 3 Q22 3 Q21 Net income (Loss) ($64,7 35 ) ($4,26 8 ) Interest expense (net) $7,129 $5,937 Stock - based comp exp $54,7 4 5 $75 Depreciation & amortization $2,963 $3,252 Income tax provision $610 $ 1 15 Gain on forgiveness of PPP loan $0 ($4,29 2 ) Other expenses (income), net $3,014 ($87 2 ) Adjusted EBITDA $3,726 ($53) Adjusted EBITDA margin 9.4% - 0.2% ADJUSTED NET INCOME RECONCILIATION Net Income (loss) ($64,7 35 ) ($4,26 8 ) Stock - based comp exp $54,7 4 5 $75 Amortization - intangibles $1,584 $1,977 Income tax provision $610 $ 1 15 One - time expenses $2,040 ($4,29 2 ) Adjusted Net Income (Loss) ($5,75 6 ) ($6,39 3 ) ADJUSTED EPS RECONCILIATION Net Income (loss) ($64,7 35 ) ($4,26 8 ) Common shares outstanding 72.5 60.8 GAAP EPS ($0.88) ($0.07) Adjusted Net Income (Loss) ($5,75 6 ) ($6,39 3 ) Diluted shares outstanding 94.6 94.6 Adjusted EPS ($0.06) ($0.07) # Financial results are preliminary and subject to final review by Mondee’s auditors.